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                                                                   EXHIBIT 10.81

                    ASSIGNMENT AND ASSUMPTION OF TOWER LEASE

         This ASSIGNMENT AND ASSUMPTION OF TOWER LEASE ("Assignment and Assumption"), dated as of December 3, 1999, is entered into by and between Ramar Communications II, Ltd. ("Assignor") and ACME Television of New Mexico, LLC ("Assignee").

         WHEREAS, Assignor, ACME Television Licenses of New Mexico, LLC ("ACME"), and Assignee have entered into an Asset Purchase Agreement, dated as of February 19, 1999, as amended pursuant to an Amendment dated July 30, 1999 and a Second Amendment dated November 1, 1999 (the "Purchase Agreement"), pursuant to which Assignor has agreed to sell and assign, and ACME and Assignee have agreed to purchase and acquire, certain assets used or useful in the conduct of the business or operation of Television Station KASY-TV, Albuquerque, New Mexico (the "Station").

         NOW THEREFORE in consideration of the mutual covenants contained herein and in the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee covenant and agree as follows:

                  1. Assignor hereby sells, assigns, transfers and conveys to Assignee, all of Assignors' rights in and to that certain Tower Lease Agreement by and between Ramar Communications, Inc. (predecessor-in-interest to Assignor) and Lee Enterprises, Incorporated dated December 12, 1994 (the "Lease").

                  2. Assignee hereby assumes and undertakes to pay, satisfy or discharge the liabilities, obligations and commitments of Assignor arising and accruing after 12:01 a.m., Mountain Time, on the Closing Date, under the Lease.

                  3. From time to time, at Assignee's or Assignor's request, whether on or after the date hereof and without further consideration, Assignor and Assignee shall execute and deliver or cause to be executed and delivered such further instruments of conveyance, transfer and assumption as may be reasonably necessary to convey, transfer and assume the Lease or for purposes of recording this Assignment and Assumption.

                  4. This Assignment and Assumption is intended to evidence the consummation of the transactions contemplated by the Purchase Agreement. This Assignment and Assumption is made without representation or warranty except as provided in and by the Purchase Agreement. This Assignment and Assumption is in all respects subject to the provisions of the Purchase Agreement and is not intended in any way to supersede, limit or qualify any provision of the Purchase Agreement.


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                  5. Capitalized terms used but not defined herein shall have the meanings given to them in the Purchase Agreement. Sections refer to sections in the Purchase Agreement.

                  6. This Assignment and Assumption shall be governed in all respects, including validity, interpretation and effect, by the internal laws of the State of New Mexico, without regard or reference to the rules of conflicts of law that would require the application of the law of any other jurisdiction.

                  7. This Assignment and Assumption may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  8. This Assignment and Assumption shall be binding upon, and inure to the benefit of Assignee and Assignor and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption to be executed and delivered effective as of the date first written above.

                         [signatures on following page]


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                                       3

         IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption to be executed and delivered effective as of the date first written above.

                           RAMAR COMMUNICATIONS II, LTD.

                           By:   GP Ramar LLC, its General Partner
                           By:   Ramar Communications, Inc., Its Sole Member


                           By: Brad Moran
                               -------------------------------------------------
                               Brad Moran, President
STATE OF TEXAS
COUNTY OF ___________

         I HEREBY CERTIFY that on this ____ day of October, 1999, before me personally appeared _________________, as _______________ of Ramar
Communications II, Ltd, a Texas limited partnership, who has produced __________________ as identification, or who is personally known to me.

                                  --------------------
                                  NOTARY PUBLIC
                                  My Commission Expires:


                                  ACME TELEVISION OF NEW MEXICO, LLC

                                  By: /s/ Tom Allen
                                      ------------------------------------------
                                      Tom Allen, Exec. Vice President & CFO

STATE OF _____________
COUNTY OF ___________

         I HEREBY CERTIFY that on this ____ day of October, 1999, before me personally appeared _________________, as _______________ of ACME Television of New Mexico, LLC, a Delaware limited liability corporation, who has produced __________________ as identification, or who is personally known to me.

                                  --------------------
                                  NOTARY PUBLIC
                                  My Commission Expires: